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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 27, 2000


                Advanta Revolving Home Equity Loan Trust 2000-A
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                                          333-92669-01
-------------------------------                   ------------------------------
(State or Other Jurisdiction of                         (Commission File
        Incorporation)                                       Number)

                                   88-0360305
                               -----------------
                                 (IRS Employer
                             Identification Number)

                        Advanta Conduit Receivables, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                                          333-92669-01
-------------------------------                   ------------------------------
(State or Other Jurisdiction of                         (Commission File
        Incorporation)                                       Number)

                                   88-0360305
                               -----------------
                                 (IRS Employer
                             Identification Number)


  Attention: General Counsel
10790 Rancho Bernardo Road

     San Diego, California                                            92127
----------------------------------                               ---------------
     (Address of Principal                                          (Zip Code)
      Executive Offices)

Registrant's telephone number,
including area code:                                              (619) 674-1800
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          (Former name or former address, if changed since last report)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Description of the Notes and the Mortgage Loans.

                  Advanta Conduit Receivables, Inc. (the "Registrant" or the "Sponsor") registered the Advanta Revolving Home Equity Loan Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (file No. 333-92669) (the "Registration Statement").

                  Pursuant to the Registration Statement, the Sponsor formed Advanta Revolving Home Equity Loan Trust 2000-A (the "Trust") which issued approximately $400,000,000 in aggregate principal amount of its Revolving Home Equity Loan Asset Backed Notes (the "Notes"), on April 27, 2000 (the "Closing Date").

                  This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain opinions issued in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The primary assets of the Trust are a pool of adjustable-rate home equity revolving credit line loans (the "Mortgage Loans"), each used predominantly to refinance an existing mortgage loan on more favorable terms, to consolidate debt or to obtain cash proceeds by borrowing against the related borrower's equity in the real property and improvements pledged to secure the related Mortgage Loan, secured primarily by mortgages on single-family residences (which may be detached, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development) which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated December 28, 1999, and the Prospectus Supplement dated April 18, 2000 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable

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                  (c)      Exhibits:


                            Exhibit No.                 Description
                            -----------                 -----------
                            5.1                         Opinion of Wolf, Block,
                                                        Schorr and Solis-Cohen
                                                        LLP regarding legality
                                                        of the registered
                                                        securities, dated April
                                                        27, 2000.

                            8.1                         Opinion of Wolf, Block,
                                                        Schorr and Solis-Cohen
                                                        LLP regarding tax
                                                        matters, dated
                                                        April 27, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2000          ADVANTA REVOLVING HOME EQUITY
                                      LOAN TRUST 2000-A

                                      By:      Advanta Conduit Receivables, Inc.

                                      By:      /s/ Michael Coco
                                         ---------------------------------------

                                      Name:    Michael Coco
                                      Title:   Vice President

                              ADVANTA CONDUIT RECEIVABLES, INC.

                                      By:      /s/ Michael Coco
                                         ---------------------------------------
                                      Name:    Michael Coco
                                      Title:   Vice President

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                                  EXHIBIT INDEX

                             Exhibit No. Description

                            Exhibit No.                 Description
                            -----------                 -----------
                            5.1                         Opinion of Wolf, Block,
                                                        Schorr and Solis-Cohen
                                                        LLP regarding legality
                                                        of the registered
                                                        securities, dated April
                                                        27, 2000.

                            8.1                         Opinion of Wolf, Block,
                                                        Schorr and Solis-Cohen
                                                        LLP regarding tax
                                                        matters, dated
                                                        April 27, 2000.


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